Supplemental Financial & Operating Data Second Quarter Ended June 30, 2023 Exhibit 99.2

2Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA Forward Looking Statements Certain statements in this presentation are forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are based on VICI Properties Inc.’s (“VICI” or the “Company”) current plans, expectations and projections about future events and are not guarantees of future performance. These statements can be identified by the fact that they do not relate strictly to historical facts and by the use of words such as “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance or achievements. Among those risks, uncertainties and other factors are: the impact of changes in general economic conditions and market developments, including inflation, interest rate changes, foreign currency exchange rate fluctuations, supply chain disruptions, consumer confidence levels, changes in consumer spending, unemployment levels and depressed real estate prices resulting from the severity and duration of any downturn in the U.S. or global economy; the impact of the recent and potential future interest rate increases, including our ability to successfully pursue investments in, and acquisitions of, additional properties and to obtain debt financing for such investments at attractive interest rates, or at all; risks associated with our pending and recently closed transactions, including our ability or failure to realize the anticipated benefits thereof; our dependence on our tenants at our properties, including their financial condition, results of operations, cash flows and performance, and their affiliates that serve as guarantors of the lease payments, and the negative consequences any material adverse effect on their respective businesses could have on us; our ability to obtain the financing necessary to complete any acquisitions on the terms we expect in a timely manner, or at all; the anticipated benefits of certain arrangements with certain tenants relating to our funding of "same store" capital improvements in exchange for increased rent pursuant to the terms of our agreements with such tenants, which we refer to as the Partner Property Growth Fund; our borrowers’ ability to repay their outstanding loan obligations to us; our dependence on the gaming industry; the impact of extensive regulation from gaming and other regulatory authorities; the ability of our tenants to obtain and maintain regulatory approvals in connection with the operation of our properties, or the imposition of conditions to such regulatory approvals; the possibility that our tenants may choose not to renew their lease agreements with us following the initial or subsequent terms of the leases; restrictions on our ability to sell our properties subject to our lease agreements; our tenants and any guarantors’ historical results may not be a reliable indicator of their future results; our substantial amount of indebtedness, and ability to service, refinance and otherwise fulfill our obligations under such indebtedness; our historical financial information may not be reliable indicators of our future results of operations, financial condition and cash flows; our inability to successfully pursue investments in, and acquisitions of, additional properties; the possibility that we identify significant environmental, tax, legal or other issues that materially and adversely impact the value of assets acquired or secured as collateral (or other benefits we expect to receive) in any of our pending or completed transactions; the possibility of adverse tax consequences as a result of our pending or recently completed transactions, including tax protection agreements to which we are a party; increased volatility in our stock price, including as a result of our pending or recently completed transactions; our inability to maintain our qualification for taxation as a REIT; our reliance on distributions received from our subsidiaries, including VICI OP, to make distributions to our stockholders; our ability to continue to make distributions to holders of our common stock or maintain anticipated levels of distributions over time; and competition for transaction opportunities, including from other REITs, investment companies, private equity firms and hedge funds, sovereign funds, lenders, gaming companies and other investors that may have greater resources and access to capital and a lower cost of capital or different investment parameters than us. Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q and the Company’s other filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Tenant, Borrower and Other Company Information The Company makes no representation as to the accuracy or completeness of the information regarding its tenants, including Caesars Entertainment, Inc. (“Caesars”), Century Casinos, Inc. (“Century Casinos”), Cherokee Nation Entertainment, L.L.C. (“CNE”), the Eastern Band of Cherokee Indians (“EBCI”), Foundation Gaming and Entertainment LLC (“Foundation Gaming”), Semino le Hard Rock Entertainment, Inc. (“Hard Rock”), JACK Ohio LLC (“JACK Entertainment”), MGM Resorts International (“MGM”), PENN Entertainment, Inc. (“PENN Entertainment”), PURE Canadian Gaming Corp. (“PURE Canadian”) and an affiliate of certain funds managed by affiliates of Apollo Global Management, Inc. (“Venetian Las Vegas Tenant”), borrowers and other companies included in this presentation. The historical audited and unaudited financial statements of Caesars, as the parent and guarantor of CEOC, LLC and MGM, as the parent and guarantor of MGM Lessee, LLC, the Company's significant lessees, have been filed with the Securities and Exchange Commission (“SEC”). Certain financial and other information for our tenants, guarantors, borrowers and other companies included in this presentation have been derived from their respective filings, if and as applicable, and other publicly available presentations and press releases. While we believe this information to be reliable, we have not independently investigated or verified such data. Market and Industry Data and Trademark Information This presentation contains estimates and information concerning the Company's industry, including market position, rent growth, corporate governance, and other analyses of the Company's peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. The brands operated at our properties are trademarks of their respective owners. None of these owners nor any of their respective officers, directors, agents or employees have approved any disclosure contained in this presentation or are responsible or liable for the content of this presentation. Non‐GAAP Financial Measures This presentation includes reference to Funds From Operations (“FFO”), FFO per share, Adjusted Funds From Operations (“AFFO”) , AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non-GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. For additional information regarding these non-GAAP financial measures see “Definitions of Non-GAAP Financial Measures” included in the Appendix at the end of this presentation. Financial Data Financial information provided herein is as of June 30, 2023 unless otherwise indicated. DISCLAIMERS

3Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA TABLE OF CONTENTS Corporate Overview………………………………………………………………………….. 4 Portfolio & Financial Highlights……………………………………………………………... 5 Consolidated Balance Sheets………………………………………………………………. 6-7 Consolidated Statements of Operations…………………………………………………… 8-9 Non-GAAP Financial Measures…………………………………………………………….. 10-11 Revenue Detail……………………………………………………………………………….. 12-13 Annualized Contractual Rent and Income from Loans………………………………....... 14 2023 Guidance……………………………………………………………………………….. 15 Capitalization & Key Credit Metrics………………………………………………………… 16 Debt Detail……………………………………………………………………………………. 17 Portfolio Diversification………………………………………………………………………. 18 Portfolio Overview……………………………………………………………………………. 19-20 Summary of Current Lease Terms…………………………………………………………. 21-24 Investment Activity…………………………………………………………………………… 25 Capital Markets Activity……………………………………………………………………… 26 Gaming Embedded Growth Pipeline………………………………………………………. 27 Non-Gaming Embedded Growth Pipeline…………………………………………………. 28 Analyst Coverage…………………………………………………………………………….. 29 Definitions of Non-GAAP Financial Measures…………………………….…………….... 30

4Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA CORPORATE OVERVIEW VICI Properties Inc. is an S&P 500® experiential real estate investment trust that owns one of the largest portfolios of market-leading gaming, hospitality and entertainment destinations, including Caesars Palace Las Vegas, MGM Grand and the Venetian Resort Las Vegas, three of the most iconic entertainment facilities on the Las Vegas Strip. VICI Properties’ geographically diverse portfolio consists of 50 gaming facilities across the United States and Canada comprising approximately 124 million square feet and features approximately 60,300 hotel rooms and more than 450 restaurants, bars, nightclubs and sportsbooks. Its properties are occupied by industry leading gaming and hospitality operators under long-term, triple-net lease agreements. VICI Properties has a growing array of investing and financing partnerships with leading non-gaming experiential operators, including Great Wolf Resorts, Cabot, Canyon Ranch and Chelsea Piers. VICI Properties also owns four championship golf courses and 34 acres of undeveloped and underdeveloped land adjacent to the Las Vegas Strip. VICI Properties’ goal is to create the highest quality and most productive experiential real estate portfolio through a strategy of partnering with the highest quality experiential place makers and operators. For additional information, please visit www.viciproperties.com. Senior Management Board of Directors Contact Information Edward Pitoniak Chief Executive Officer & Director John Payne President & Chief Operating Officer David Kieske Executive Vice President, Chief Financial Officer Samantha Gallagher Executive Vice President, General Counsel & Secretary Gabriel Wasserman Senior Vice President, Chief Accounting Officer Kellan Florio Senior Vice President, Chief Investment Officer Moira McCloskey Senior Vice President, Capital Markets James Abrahamson* Director, Chairman of the Board Diana Cantor* Director, Audit Committee Chair Monica Douglas* Director Elizabeth Holland* Director, Nominating & Governance Committee Chair Craig Macnab* Director, Compensation Committee Chair Edward Pitoniak Director, Chief Executive Officer Michael Rumbolz* Director Note: * Denotes independent director Corporate Headquarters – VICI Properties Inc. 535 Madison Avenue, 20th Floor New York, New York 10022 (646) 949-4631 Public Markets Detail Ticker: VICI Exchange: NYSE Transfer Agent – Computershare 7530 Lucerne Drive, Suite 305 Cleveland, OH 44130 (800) 962‐4284 www.computershare.com Website www.viciproperties.com Investor Relations investors@viciproperties.com Public Relations pr@viciproperties.com

5Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended Jun. 30, 2023 Mar. 31, 2023 Dec. 31, 2022 Sep. 30, 2022 Jun. 30, 2022 Net Income (Loss) Per Common Share Basic $0.69 $0.52 $0.63 $0.34 ($0.06) Diluted $0.69 $0.52 $0.63 $0.34 ($0.06) Funds From Operations Per Common Share Basic $0.69 $0.52 $0.64 $0.35 ($0.06) Diluted $0.69 $0.52 $0.64 $0.35 ($0.06) Adjusted Funds From Operations Per Common Share Basic $0.54 $0.53 $0.51 $0.49 $0.48 Diluted $0.54 $0.53 $0.51 $0.49 $0.48 Net Income (Loss) Attributable to Common Stockholders $690,702 $518,740 $604,053 $330,905 ($57,706) Adjusted EBITDA Attributable to Common Stockholders $723,414 $710,302 $653,594 $638,614 $564,490 Annualized Dividend Per Share $1.56 $1.56 $1.56 $1.56 $1.44 Dividend Yield at Period End 5.0% 4.8% 4.8% 5.2% 4.8% PORTFOLIO & FINANCIAL HIGHLIGHTS (1) Reflects VICI’s acquisition of the leasehold interest in the land and the buildings associated with Rocky Gap Casino Resort (“Rocky Gap”), which closed subsequent to quarter end on July 25, 2023. (2) See "Non‐GAAP Financial Measures" on pages 10-11 of this presentation for the reconciliations and "Definitions of Non-GAAP Financial Measures" on page 30 of this presentation for the definitions of these Non‐GAAP Financial Measures. (3) Inclusive of all tenant renewal options based on annualized cash rent. (4) LQA Net Leverage Ratio is defined as Total Debt less Cash & Cash Equivalents divided by last quarter annualized (“LQA”) Adjusted EBITDA for the quarter ended June 30, 2023. LTM Net Leverage for the period ended June 30, 2023 was 6.0x. See page 16 for more information and reconciliations on this metric. (amounts in thousands, except per share, portfolio and property data) Financial Highlights as of June 30, 2023 Shares Outstanding 1,007,426,510 Third-Party OP Units Outstanding 12,231,373 Share Price as of June 30, 2023 $31.43 Equity Market Capitalization $32,047,847 Total Debt 17,055,728 Cash & Cash Equivalents 738,793 Total Enterprise Value $48,364,782 LQA Net Leverage Ratio(4) 5.6x Summary Capitalization Portfolio Highlights(1) 50 Properties & 4 Golf Courses 34 Acres of Undeveloped and Underdeveloped Land around the Las Vegas Strip 15 States & 1 Canadian Province across 23 Metropolitan Statistical Areas 41.8 Years Weighted Average Lease as of June 30, 2023(3) 100% Occupancy Rate 11 Tenants with 80% of Rent from Publicly Traded Tenants Moody’s S&P Fitch Ba1 / Stable Outlook BBB- / Stable Outlook BBB- / Stable Outlook Credit Ratings (2) (2) (2)

6Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA June 30, 2023 December 31, 2022 Assets Real estate portfolio: Investments in leases - sales-type, net 22,655,164$ 17,172,325$ Investments in leases - financing receivables, net 17,144,528 16,740,770 Investments in loans and securities, net 627,259 685,793 Investment in unconsolidated affiliate — 1,460,775 Land 150,727 153,560 Cash and cash equivalents 738,793 208,933 Short-term investments — 217,342 Other assets 934,139 936,328 Total assets 42,250,610$ 37,575,826$ Liabilities Debt, net 16,624,197$ 13,739,675$ Accrued expenses and deferred revenue 210,534 213,388 Dividends and distributions payable 397,480 380,178 Other liabilities 933,824 952,472 Total liabilities 18,166,035 15,285,713 Stockholders' equity 10,074 9,631 — — Additional paid-in capital 23,014,913 21,645,499 Accumulated other comprehensive income 173,670 185,353 Retained earnings 518,059 93,154 Total VICI stockholders' equity 23,716,716 21,933,637 Non-controlling interests 367,859 356,476 Total stockholders' equity 24,084,575 22,290,113 Total liabilities and stockholders' equity 42,250,610$ 37,575,826$ Common stock, $0.01 par value, 1,350,000,000 shares authorized and 1,007,426,510 and 963,096,563 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively Preferred stock, $0.01 par value, 50,000,000 shares authorized and no shares outstanding at June 30, 2023 and December 31, 2022 CONSOLIDATED BALANCE SHEETS (amounts in thousands, except share and per share data)

7Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Assets Real estate portfolio: Investments in leases - sales-type, net 22,655,164$ 22,579,820$ 17,172,325$ 17,011,585$ Investments in leases - financing receivables, net 17,144,528 17,051,187 16,740,770 16,441,616 Investments in loans and securities, net 627,259 886,524 685,793 579,805 Investment in unconsolidated affiliate — — 1,460,775 1,463,230 Land 150,727 153,560 153,560 153,560 Cash and cash equivalents 738,793 247,673 208,933 518,383 Short-term investments — — 217,342 207,722 Other assets 934,139 934,049 936,328 932,081 Total assets 42,250,610$ 41,852,813$ 37,575,826$ 37,307,982$ Liabilities Debt, net 16,624,197$ 16,606,240$ 13,739,675$ 13,730,503$ Accrued expenses and deferred revenue 210,534 221,283 213,388 202,888 Dividends and distributions payable 397,480 396,212 380,178 380,174 Other liabilities 933,824 954,543 952,472 932,120 Total liabilities 18,166,035 18,178,278 15,285,713 15,245,685 Stockholders' equity Common stock 10,074 10,042 9,631 9,631 Preferred stock — — — — Additional paid-in capital 23,014,913 22,910,509 21,645,499 21,641,945 Accumulated other comprehensive income 173,670 170,441 185,353 191,314 Retained earnings (deficit) 518,059 220,254 93,154 (133,311) Total VICI stockholders' equity 23,716,716 23,311,246 21,933,637 21,709,579 Non-controlling interests 367,859 363,289 356,476 352,718 Total stockholders' equity 24,084,575 23,674,535 22,290,113 22,062,297 Total liabilities and stockholders' equity 42,250,610$ 41,852,813$ 37,575,826$ 37,307,982$ CONSOLIDATED BALANCE SHEETS – QUARTERLY (amounts in thousands)

8Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Revenues Income from sales-type leases 495,355$ 375,169$ 973,749$ 701,904$ Income from lease financing receivables, loans and securities 373,132 261,721 744,201 334,599 Other income 18,525 15,563 36,864 23,949 Golf revenues 11,146 10,170 20,991 18,796 Total revenues 898,158 662,623 1,775,805 1,079,248 Operating expenses General and administrative 14,920 11,782 29,925 21,248 Depreciation 887 779 1,701 1,555 Other expenses 18,525 15,563 36,864 23,949 Golf expenses 6,590 5,859 12,542 11,144 Change in allowance for credit losses (41,355) 551,876 70,122 632,696 Transaction and acquisition expenses 777 16,664 (181) 17,419 Total operating expenses 344 602,523 150,973 708,011 Income from unconsolidated affiliate — 15,134 1,280 15,134 Interest expense (203,594) (133,128) (407,954) (201,270) Interest income 5,806 780 8,853 873 Other gains (losses) 3,454 — 5,417 — Income (loss) before income taxes 703,480 (57,114) 1,232,428 185,974 Income tax expense (1,899) (1,027) (2,986) (1,427) Net income (loss) 701,581 (58,141) 1,229,442 184,547 Less: Net (income) loss attributable to non-controlling interests (10,879) 435 (20,000) (1,870) Net income (loss) attributable to common stockholders 690,702$ (57,706)$ 1,209,442$ 182,677$ Net income (loss) per common share Basic 0.69$ (0.06)$ 1.20$ 0.23$ Diluted 0.69$ (0.06)$ 1.20$ 0.23$ Weighted average number of shares of common stock outstanding Basic 1,006,893,810 896,545,880 1,004,189,744 791,029,664 Diluted 1,007,968,422 896,545,880 1,005,879,395 793,224,837 Impact to net income related to non-cash change in allowance for credit losses - CECL 41,355$ (551,876)$ (70,122)$ (632,696)$ Per share impact related to non-cash change in allowance for credit losses - CECL Basic 0.04$ (0.62)$ (0.07)$ (0.80)$ Diluted 0.04$ (0.62)$ (0.07)$ (0.80)$ CONSOLIDATED STATEMENT OF OPERATIONS (1) Refer to Note 5 – Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. (2) For the three months ended June 30, 2022, the diluted weighted average number of shares of common stock outstanding in relation to AFFO is adjusted to include the dilutive effect, using the treasury stock method, of the assumed conversion of our restricted stock in the amount of 816,708 shares. For the three months ended June 30, 2022, such amounts have been excluded from the diluted weighted average number of shares of common stock in relation to net income (loss) and FFO as these were in loss positions and the effect of inclusion would have been antidilutive. (amounts in thousands, except share and per share data) (1) (1) (2)

9Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA Impact to net income related to non-cash change in allowance for credit losses - CECL 41,355$ (111,477)$ 30,965$ (232,763)$ Per share impact related to non-cash change in allowance for credit losses - CECL Basic 0.04$ (0.11)$ 0.03$ (0.24)$ Diluted 0.04$ (0.11)$ 0.03$ (0.24)$ Three Months Ended June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Revenues Income from sales-type leases 495,355$ 478,394$ 386,293$ 376,048$ Income from lease financing receivables, loans and securities 373,132 371,069 355,685 350,945 Other income 18,525 18,339 17,818 17,862 Golf revenues 11,146 9,845 10,110 6,688 Total revenues 898,158 877,647 769,906 751,543 Operating expenses General and administrative 14,920 15,005 15,029 12,063 Depreciation 887 814 811 816 Other expenses 18,525 18,339 17,818 17,862 Golf expenses 6,590 5,952 6,272 5,186 Change in allowance for credit losses (41,355) 111,477 (30,965) 232,763 Transaction and acquisition expenses 777 (958) 3,287 1,947 Total operating expenses 344 150,629 12,252 270,637 Income from unconsolidated affiliate — 1,280 21,916 22,719 Interest expense (203,594) (204,360) (169,329) (169,354) Interest income 5,806 3,047 5,633 3,024 Other gains (losses) 3,454 1,963 — — Income before income taxes 703,480 528,948 615,874 337,295 Income tax expense (1,899) (1,087) (1,032) (417) Net income 701,581 527,861 614,842 336,878 Less: Net income attributable to non-controlling interests (10,879) (9,121) (10,789) (5,973) Net income attributable to common stockholders 690,702$ 518,740$ 604,053$ 330,905$ Net income per common share Basic 0.69$ 0.52$ 0.63$ 0.34$ Diluted 0.69$ 0.52$ 0.63$ 0.34$ Weighted average number of shares of common stock outstanding Basic 1,006,893,810 1,001,526,645 962,580,619 962,573,646 Diluted 1,007,968,422 1,003,831,325 965,299,406 964,134,340 CONSOLIDATED STATEMENT OF OPERATIONS – QUARTERLY (1) Refer to Note 5 – Allowance for Credit Losses within our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. (amounts in thousands, except share and per share data) (1) (1)

10Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Net income (loss) attributable to common stockholders 690,702$ (57,706)$ 1,209,442$ 182,677$ Real estate depreciation — — — — Joint venture depreciation and non-controlling interest adjustments — 7,310 1,426 7,310 Funds From Operations (FFO) attributable to common stockholders (1) 690,702 (50,396) 1,210,868 189,987 Non-cash leasing and financing adjustments (129,510) (86,405) (252,344) (121,969) Non-cash change in allowance for credit losses (41,355) 551,876 70,122 632,696 Non-cash stock-based compensation 4,031 3,236 7,498 5,866 Transaction and acquisition expenses 777 16,664 (181) 17,419 Amortization of debt issuance costs and original issue discount 16,680 11,991 36,362 27,968 Other depreciation 826 749 1,609 1,495 Capital expenditures (330) (202) (1,318) (656) (Gain) loss on extinguishment of debt and interest rate swap settlements — (5,405) — (5,405) Other (gains) losses (2) (3,454) — (5,417) — Joint venture non-cash adjustments and non-controlling interest adjustments 2,040 (12,058) 1,813 (11,856) Adjusted Funds From Operations (AFFO) attributable to common stockholders (1) 540,407 430,050 1,069,012 735,545 Interest expense, net 181,108 125,762 362,739 177,834 Income tax expense 1,899 1,027 2,986 1,427 Joint venture adjustments and non-controlling interest adjustments — 7,651 (1,021) 7,651 Adjusted EBITDA attributable to common stockholders (1) 723,414$ 564,490$ 1,433,716$ 922,457$ Net income (loss) per common share Basic 0.69$ (0.06)$ 1.20$ 0.23$ Diluted 0.69$ (0.06)$ 1.20$ 0.23$ FFO per common share Basic 0.69$ (0.06)$ 1.21$ 0.24$ Diluted 0.69$ (0.06)$ 1.20$ 0.24$ Weighted average number of shares of common stock outstanding - Net Income (Loss) and FFO Basic 1,006,893,810 896,545,880 1,004,189,744 791,029,664 Diluted 1,007,968,422 896,545,880 1,005,879,395 793,224,837 AFFO per common share Basic 0.54$ 0.48$ 1.06$ 0.93$ Diluted 0.54$ 0.48$ 1.06$ 0.93$ Weighted average number of shares of common stock outstanding - AFFO Basic 1,006,893,810 896,545,880 1,004,189,744 791,029,664 Diluted 1,007,968,422 897,362,588 1,005,879,395 793,224,837 NON-GAAP FINANCIAL MEASURES (1) See definitions of Non-GAAP Financial Measures on page 30 of this presentation. (2) Represents non-cash foreign currency remeasurement adjustments and gain on sale of land. (3) For the three months ended June 30, 2022, the diluted weighted average number of shares of common stock outstanding in relation to AFFO is adjusted to include the dilutive effect, using the treasury stock method, of the assumed conversion of our restricted stock in the amount of 816,708 shares. For the three months ended June 30, 2022, such amounts have been excluded from the diluted weighted average number of shares of common stock in relation to net income (loss) and FFO as these were in loss positions and the effect of inclusion would have been antidilutive. (amounts in thousands, except share and per share data) (3)

11Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Net income attributable to common stockholders 690,702$ 518,740$ 604,053$ 330,905$ Real estate depreciation — — — — Joint venture depreciation and non-controlling interest adjustments — 1,426 10,093 9,743 Funds From Operations (FFO) attributable to common stockholders (1) 690,702 520,166 614,146 340,648 Non-cash leasing and financing adjustments (129,510) (122,834) (107,109) (108,553) Non-cash change in allowance for credit losses (41,355) 111,477 (30,965) 232,763 Non-cash stock-based compensation 4,031 3,467 3,627 3,493 Transaction and acquisition expenses 777 (958) 3,287 1,947 Amortization of debt issuance costs and original issue discount 16,680 19,682 10,301 10,326 Other depreciation 826 783 780 785 Capital expenditures (330) (988) (709) (437) Other (gains) losses (2) (3,454) (1,963) — — Joint venture non-cash adjustments and non-controlling interest adjustments 2,040 (227) (5,759) (10,315) Adjusted Funds From Operations (AFFO) attributable to common stockholders (1) 540,407 528,605 487,599 470,657 Interest expense, net 181,108 181,631 153,395 156,004 Income tax expense 1,899 1,087 1,032 417 Joint venture adjustments and non-controlling interest adjustments — (1,021) 11,568 11,536 Adjusted EBITDA attributable to common stockholders (1) 723,414$ 710,302$ 653,594$ 638,614$ Net income per common share Basic 0.69$ 0.52$ 0.63$ 0.34$ Diluted 0.69$ 0.52$ 0.63$ 0.34$ FFO per common share Basic 0.69$ 0.52$ 0.64$ 0.35$ Diluted 0.69$ 0.52$ 0.64$ 0.35$ AFFO per common share Basic 0.54$ 0.53$ 0.51$ 0.49$ Diluted 0.54$ 0.53$ 0.51$ 0.49$ Weighted average number of shares of common stock outstanding Basic 1,006,893,810 1,001,526,645 962,580,619 962,573,646 Diluted 1,007,968,422 1,003,831,325 965,299,406 964,134,340 NON-GAAP FINANCIAL MEASURES – QUARTERLY (1) See definitions of Non-GAAP Financial Measures on page 30 of this presentation. (2) Represents non-cash foreign currency remeasurement adjustments and gain on sale of land. (amounts in thousands, except share and per share data)

12Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Contractual revenue from sales-type leases Caesars Regional Master Lease (excluding Harrah's NOLA, AC, and Laughlin) & Joliet Lease 132,952$ 122,729$ 265,904$ 245,458$ Caesars Las Vegas Master Lease 113,619 105,556 227,238 211,112 MGM Grand/Mandalay Bay Lease 77,468 — 147,390 - The Venetian Resort Las Vegas Lease 64,375 62,500 127,500 87,798 Greektown Lease 12,957 12,830 25,787 25,660 Hard Rock Cincinnati Lease 11,176 11,010 22,352 22,020 Southern Indiana Lease 8,247 8,125 16,494 16,250 Century Master Lease 6,865 6,376 13,730 12,752 Margaritaville Lease 6,615 5,954 13,009 11,878 Income from sales-type leases non-cash adjustment 61,081 40,089 114,345 68,976 Income from sales-type leases 495,355 375,169 973,749 701,904 Contractual revenue from lease financing receivables MGM Master Lease 184,933 148,112 372,433 148,112 Harrah's NOLA, AC, and Laughlin 42,966 39,663 85,932 79,326 JACK Entertainment Master Lease 17,511 17,251 34,934 33,941 Mirage Lease 22,500 — 45,000 - Gold Strike Lease 10,000 — 15,000 - Foundation Master Lease 6,063 — 12,126 - PURE Master Lease 4,050 — 7,859 - Income from lease financing receivables non-cash adjustment 68,462 46,319 138,039 52,985 Income from lease financing receivables 356,485 251,345 711,323 314,364 Contractual interest income Senior Secured Notes 2,395 — 2,503 - Senior Secured Loans 5,566 9,185 15,830 18,215 Mezzanine Loans 8,719 1,194 14,585 2,012 Income from loans non-cash adjustment (33) (3) (40) 8 Income from loans and securities 16,647 10,376 32,878 20,235 Income from lease financing receivables, loans and securities 373,132 261,721 744,201 334,599 Other income 18,525 15,563 36,864 23,949 Golf revenues 11,146 10,170 20,991 18,796 Total revenues 898,158$ 662,623$ 1,775,805$ 1,079,248$ REVENUE DETAIL (1) Amounts represent non-cash adjustments to recognize revenue on an effective interest basis in accordance with GAAP. (2) Assets are part of the Caesars Regional Master Lease. (amounts in thousands) (1) (1) (1) (2)

13Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Contractual revenue from sales-type leases Caesars Regional Master Lease (excluding Harrah's NOLA, AC, and Laughlin) & Joliet Lease 132,952$ 132,952$ 129,544$ 122,729$ Caesars Las Vegas Master Lease 113,619 113,619 110,932 105,556 MGM Grand/Mandalay Bay Lease 77,468 69,922 — — The Venetian Resort Las Vegas Lease 64,375 63,125 62,500 62,500 Greektown Lease 12,957 12,830 12,830 12,830 Hard Rock Cincinnati Lease 11,176 11,176 11,176 11,010 Southern Indiana Lease 8,247 8,247 8,247 8,166 Century Master Lease 6,865 6,865 6,376 6,376 Margaritaville Lease 6,615 6,394 5,953 5,953 Income from sales-type leases non-cash adjustment 61,081 53,264 38,735 40,928 Income from sales-type leases 495,355 478,394 386,293 376,048 Contractual revenue from lease financing receivables MGM Master Lease 184,933 187,500 211,855 215,000 Harrah's NOLA, AC, and Laughlin 42,966 42,966 41,866 39,663 JACK Entertainment Master Lease 17,511 17,423 17,251 17,250 Mirage Lease 22,500 22,500 3,145 — Gold Strike Lease 10,000 5,000 — — Foundation Master Lease 6,063 6,063 652 — PURE Master Lease 4,050 3,809 — — Income from lease financing receivables non-cash adjustment 68,462 69,577 68,379 67,629 Income from lease financing receivables 356,485 354,838 343,148 339,542 Contractual interest income Senior Secured Notes 2,395 108 — — Senior Secured Loans 5,566 10,264 9,801 9,508 Mezzanine Loans 8,719 5,866 2,741 1,898 Income from loans non-cash adjustment (33) (7) (5) (3) Income from loans and securities 16,647 16,231 12,537 11,403 Income from lease financing receivables, loans and securities 373,132 371,069 355,685 350,945 Other income 18,525 18,339 17,818 17,862 Golf revenues 11,146 9,845 10,110 6,688 Total revenues 898,158$ 877,647$ 769,906$ 751,543$ Three Months Ended REVENUE DETAIL – QUARTERLY (1) Amounts represent non-cash adjustments to recognize revenue on an effective interest basis in accordance with GAAP. (2) Assets are part of the Caesars Regional Master Lease. (amounts in thousands) (1) (1) (1) (2)

14Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA ANNUALIZED CONTRACTUAL RENT AND INCOME FROM LOANS (1) Reflects VICI’s acquisition of the leasehold interest in the land and buildings associated with Rocky Gap, which closed subsequent to quarter end on July 25, 2023. (2) Assumes an exchange rate of C$1:00:US$0.76 as of June 30, 2023. ($ amounts in millions) Assets Per Lease Locations Annualized Rent as of July 2023 Annualized Contractual Rent Excluding Pending Transactions MGM Master Lease 11 Las Vegas / Regional $744.6 Caesars Regional Master Lease & Joliet Lease 16 Regional 703.7 Caesars Las Vegas Master Lease 2 Las Vegas 454.5 MGM Grand/Mandalay Bay Master Lease 2 Las Vegas 309.9 The Venetian Resort Las Vegas Lease 1 Las Vegas 257.5 Mirage Lease 1 Las Vegas 90.0 JACK Entertainment Master Lease 2 Regional 70.0 Greektown Lease 1 Regional 52.9 Hard Rock Cincinnati Lease 1 Regional 44.7 Century Master Lease (1) 4 Regional 43.0 Gold Strike Lease 1 Regional 40.0 Southern Indiana Lease 1 Regional 33.0 Margaritaville Lease 1 Regional 26.5 Foundation Gaming Master Lease 2 Regional 24.3 PURE Canadian Master Lease (2) 4 International 16.4 Total Annualized Contractual Rent 50 $2,910.8 Principal Balance as of June 30, 2023 Blended Interest Rate Annualized Income from Loans Annualized Contractual Income from Loans and Securities Senior Secured Notes $85.0 11.0% $9.4 Senior Secured Loans 155.4 7.2% 11.2 Mezzanine Loans 402.7 10.1% 40.7 Total Annualized Contractual Income from Loans and Securities $643.1 9.5% $61.3 Total Annualized Contractual Rent and Income from Loans and Securities $2,972.1

15Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA 2023 GUIDANCE (amounts in millions, except per share data) The Company is updating AFFO guidance for the full year 2023. In determining AFFO, the Company adjusts for certain items that are otherwise included in determining net income attributable to common stockholders, the most comparable GAAP financial measure. In reliance on the exemption provided by applicable rules, the Company does not provide guidance for GAAP net income, the most comparable GAAP financial measure, or a reconciliation of 2023 AFFO to GAAP net income because we are unable to predict with reasonable certainty the amount of the change in non-cash allowance for credit losses under ASU No. 2016-13 - Financial Instruments—Credit Losses (Topic 326) (“ASC 326”) for a future period. The non-cash change in allowance for credit losses under ASC 326 with respect to a future period is dependent upon future events that are entirely outside of the Company’s control and may not be reliably predicted, including its tenants’ respective financial performance, fluctuations in the trading price of their common stock, credit ratings and outlook (each to the extent applicable), as well as broader macroeconomic performance. Based on past results and, as disclosed in the Company’s historical financial results, the impact of these adjustments could be material, individually or in the aggregate, to the Company’s reported GAAP results. For more information, see “Non-GAAP Financial Measures” on page 30 of this presentation. The Company estimates AFFO for the year ending December 31, 2023 will be between $2,130.0 million and $2,160.0 million, or between $2.11 and $2.14 per diluted common share. Guidance does not include the impact on operating results from any possible or pending future acquisitions or dispositions, capital markets activity, or other non-recurring transactions. The following is a summary of the Company’s full-year 2023 guidance: The above per share estimates reflect the dilutive effect of the pending 21,102,500 shares related to the January 2023 Forward Sale Agreements and 327,306 shares related to the Q2 2023 ATM Forward Sale Agreement as calculated under the treasury stock method. VICI OP Units held by a third party are reflected as non-controlling interests and the income allocable to them is deducted from net income to arrive at net income attributable to common stockholders and AFFO; accordingly, guidance represents AFFO per share attributable to common stockholders based solely on outstanding shares of VICI common stock. The estimates set forth above reflect management’s view of current and future market conditions, including assumptions with respect to the earnings impact of the events referenced in this presentation. The estimates set forth above may be subject to fluctuations as a result of several factors and there can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. 2023 Guidance Updated Guidance Prior Guidance For the Year Ending December 31, 2023: Low High Low High Estimated Adjusted Funds From Operations (AFFO) $2,130.0 $2,160.0 $2,115.0 $2,155.0 Estimated Adjusted Funds From Operations (AFFO) per common diluted share $2.11 $2.14 $2.10 $2.13 Estimated Weighted Average Common Share Count at Year End (in millions) 1,011.7 1,011.7 1,009.5 1,009.5

16Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA CAPITALIZATION & KEY CREDIT METRICS – AS OF JUNE 30, 2023 (1) Following the closing of the MGP acquisition, MGM holds 100% of the outstanding third-party held OP Units, which may be redeemed for cash or, at VICI's election, shares of common stock. (2) Denominated in CAD, refer to footnote 5 on slide 17 for additional information. (3) See "Non‐GAAP Financial Measures" on pages 10-11 of this presentation for the reconciliations, and "Definitions of Non-GAAP Financial Measures" on page 30 of this presentation for the definitions of these Non‐GAAP Financial Measures. (4) Estimated based on the forward sale price calculated as of June 30, 2023, and total amount of shares available for settlement under the January 2023 Forward Sale Agreements and Q2 2023 ATM Forward Sale Agreement. (amounts in thousands, except share and per share data) Capitalization Shares Outstanding 1,007,426,510 Third-Party OP Units Outstanding(1) 12,231,373 Share Price $31.43 Equity Market Capitalization $32,047,847 Revolving Credit Facility(2) 105,728 Senior Unsecured Notes 13,950,000 MGM Grand Las Vegas / Mandalay Bay CMBS Debt 3,000,000 Total Debt $17,055,728 Total Market Capitalization $49,103,575 Less: Cash & Cash Equivalents 738,793 Total Enterprise Value $48,364,782 Q2’23 LQA Net Leverage Q2’23 Adj. EBITDA(3) $723,414 Annualized Q2’23 Adj. EBITDA 2,893,656 Net Debt 16,316,935 LQA Net Leverage 5.6x VICI Issuer Credit Ratings Moody’s: Ba1 / Stable Outlook S&P: BBB- / Stable Outlook Fitch: BBB- / Stable Outlook Investment Grade Bond Covenants Thresholds Actuals Total Net Debt to Adjusted Total Assets < 60% 41% Senior Secured Net Debt to Adjusted Total Assets < 40% 7% Interest Coverage Ratio > 1.5x 3.6x Total Unencumbered Assets to Unsecured Debt > 150% 262% Total Liquidity Revolving Credit Facility Capacity $2,394,272 Outstanding Forward Sale Agreement Proceeds(4) 867,883 Cash & Cash Equivalents 738,793 Total Liquidity $4,000,948

17Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA DEBT DETAIL (1) Carrying value shown net of unamortized original issue discount and unamortized debt issuance costs. (2) Holders of the senior notes, as well as the trustee under the governing indentures and the administrative agent and lenders under VICI's Credit Agreement, benefit from a limited pledge of the equity of VICI Properties L.P. (“VICI LP”). Refer to Note 7 - Debt within our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. (3) Maturity date shown inclusive of applicable extension options. (4) Facility fees based on applicable total commitments (0.15%-0.375% depending on VICI LP’s ratings). SOFR-based rate includes a credit spread adjustment. (5) Based on one-month SOFR of 5.14% and one-month CDOR of 5.27% as of June 30, 2023. (6) Issued in exchange for senior notes originally issued by MGP OP pursuant to the related exchange offers, which settled on April 29, 2022 in connection with the closing of the MGP acquisition. Principal amounts listed include unexchanged MGP OP notes which remain outstanding, totaling $90.0 million in the aggregate. (7) Represents the contractual interest rates adjusted to account for the impact of the forward-starting interest rate swaps and treasury locks. Refer to Note 8 – Derivatives within our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. ($USD amounts in thousands) As of June 30, 2023 Debt Maturity Date Coupon Rate Effective Rate Face Value % of Total Debt Carrying Value(1) Senior Unsecured Debt(2) $2.5Bn Revolving Credit Facility Borrowings in USD 3/31/2027(3) SOFR+1.05%(4) 6.291%(5) - - - Borrowings in CAD 3/31/2027(3) CDOR+1.05%(4) 6.323%(5) $105,728 0.6% $105,728 2024 Bond Maturity 5.625% Notes due 2024(6) 5/1/2024 5.625% 5.625% $1,050,000 6.2% $1,053,202 2025 Bond Maturities 3.500% Notes due 2025 2/15/2025 3.500% 3.500% $750,000 4.4% $746,192 4.375% Notes due 2025 5/15/2025 4.375% 4.375% $500,000 2.9% $497,088 4.625% Notes due 2025(6) 6/15/2025 4.625% 4.625% $800,000 4.7% $787,451 2026 Bond Maturities 4.500% Notes due 2026(6) 9/1/2026 4.500% 4.500% $500,000 2.9% $484,034 4.250% Notes due 2026 12/1/2026 4.250% 4.250% $1,250,000 7.3% $1,240,252 2027 Bond Maturities 5.750% Notes due 2027(6) 2/1/2027 5.750% 5.750% $750,000 4.4% $757,909 3.750% Notes due 2027 2/15/2027 3.750% 3.750% $750,000 4.4% $743,924 2028 Bond Maturities 4.500% Notes due 2028(6) 1/15/2028 4.500% 4.500% $350,000 2.1% $338,434 4.750% Notes due 2028 2/15/2028 4.750% 4.516%(7) $1,250,000 7.3% $1,238,337 2029 Bond Maturities 3.875% Notes due 2029(6) 2/15/2029 3.875% 3.875% $750,000 4.4% $686,249 4.625% Notes due 2029 12/1/2029 4.625% 4.625% $1,000,000 5.9% $989,731 2030 Bond Maturities 4.950% Notes due 2030 2/15/2030 4.950% 4.541%(7) $1,000,000 5.9% $988,482 4.125% Notes due 2030 8/15/2030 4.125% 4.125% $1,000,000 5.9% $989,372 2032 Bond Maturity 5.125% Notes due 2032 5/15/2032 5.125% 3.980%(7) $1,500,000 8.8% $1,481,816 2052 Bond Maturity 5.625% Notes due 2052 5/15/2052 5.625% 5.625% $750,000 4.4% $735,607 Total Unsecured Debt - - - $14,055,728 82.4% $13,863,808 MGM Grand/Mandalay Bay CMBS Debt 3/5/2032 3.558% 3.558% $3,000,000 17.6% $2,760,388 Total Debt 4.48% 4.34%(5)(7) $17,055,728 100.0% $16,624,197 Fixed Rate Debt Outstanding 99.4% Weighted Average Years to Maturity 6.4 Years

18Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA PORTFOLIO DIVERSIFICATION(1) (1) Based on annualized contractual rent as of July 2023. (2) MGM Master Lease rent is allocated based on internal rent allocations by property location. (3) Reflects VICI’s acquisition of the leasehold interest in the land and buildings associated with Rocky Gap, which closed subsequent to quarter end on July 25, 2023, and the pending acquisition of four Century Casinos gaming assets in Alberta, Canada (collectively, the “Century Canadian Portfolio”), which is subject to customary closing conditions and regulatory approvals. No assurance can be provided that this transaction will close on the anticipated timeline or at all. Please refer to page 25 of this presentation for additional details regarding the pending transaction. (4) Assumes an exchange rate of C$1:00:US$0.76 as of June 30, 2023. Geographic Diversification Across 15 States and 1 Canadian Province Long-Term Partnerships with 11 Tenants Regional 74% Las Vegas 26% At Formation (2017) At Formation (2017) Current - Adjusted for Pending Transactions (2)(3) Current - Adjusted for Pending Transactions (3) Caesars 40% MGM 36% Venetian 9% Hard Rock 5% PENN 3% JACK 2% Century Casinos(4) 2% Cherokee Nation 1% EBCI 1% Foundation 1% PURE Canadian(4) 1% Caesars 100% Regional 52% Las Vegas 47% International(4) 1%

19Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA PORTFOLIO OVERVIEW (1) Owned by Harrah’s Joliet Landco LLC, a joint venture of which a subsidiary of VICI is the 80% owner and managing member. Major MSAs Total Casino Meeting Slot Table Hotel Served Property Location Sq. Ft. Sq. Ft. Sq. Ft. Machines Games Rooms Boston MGM Springfield Springfield, MA 2,000 106 34 1,469 48 240 PURE Casino Calgary Calgary, AB 57 22 4 832 39 -- PURE Casino Lethbridge Lethbridge, AB 43 13 -- 427 24 -- Harrah's Joliet (1) Joliet, IL 1,011 39 6 790 20 200 Horseshoe Hammond Hammond, IN 1,716 117 -- 1,730 80 -- Cincinnati Hard Rock Cincinnati Cincinnati, OH 1,482 100 33 1,800 100 -- JACK Cleveland Cleveland, OH 844 96 -- 1,330 120 -- JACK Thistledown North Randall, OH 1,004 57 -- 1,480 -- -- MGM Northfield Park Northfield, OH 724 74 -- 1,533 -- -- Horseshoe Bossier City Bossier City, LA 1,419 34 22 990 60 600 Margaritaville Bossier City Bossier City, LA 380 30 -- 991 49 395 Hollywood Casino at Greektown Detroit, MI 2,200 100 14 2,145 63 400 MGM Grand Detroit Detroit, MI 3,220 147 30 2,692 151 400 PURE Casino Edmonton Edmonton, AB 72 72 -- 852 43 -- PURE Casino Yellowhead Edmonton, AB 75 75 -- 753 39 -- Jackson WaterView Vicksburg, MS 195 37 7 650 10 122 Kansas City Harrah's North Kansas City North Kansas City, MO 1,435 58 13 930 60 390 Caesars Palace Las Vegas Las Vegas, NV 8,579 124 300 1,300 160 3,980 Excalibur Las Vegas, NV 2,860 96 25 909 42 3,981 Harrah's Las Vegas Las Vegas, NV 4,100 89 24 950 60 2,540 Luxor Las Vegas, NV 3,398 104 35 805 48 4,397 Mandalay Bay Las Vegas, NV 9,581 154 2,121 1,009 69 4,750 MGM Grand Las Vegas Las Vegas, NV 9,068 144 850 1,303 97 6,731 The Mirage Las Vegas, NV 4,795 94 170 835 71 3,044 New York - New York & The Park Las Vegas, NV 2,765 81 31 878 54 2,024 Park MGM Las Vegas, NV 5,099 67 77 761 64 2,898 The Venetian Resort Las Vegas Las Vegas, NV 16,970 225 2,300 1,480 210 7,100 Laughlin Harrah's Laughlin Laughlin, NV 1,413 58 7 730 30 1,510 Calgary Chicago Cleveland Dallas Detroit Las Vegas Edmonton (square footage shown in thousands)

20Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA PORTFOLIO OVERVIEW (CONTINUED) (1) Reflects VICI’s acquisition of the leasehold interest in the land and buildings associated with Rocky Gap, which closed subsequent to quarter end on July 25, 2023. (2) CDN Golf Management Inc., an affiliate of Cabot, manages and operates VICI’s golf courses. Major MSAs Total Casino Meeting Slot Table Hotel Served Property Location Sq. Ft. Sq. Ft. Sq. Ft. Machines Games Rooms Louisville Caesars Southern Indiana Elizabeth, IN 2,510 74 24 1,060 90 500 Fitz Robinsonville, MS 544 39 8 864 9 506 Gold Strike Tunica Robinsonville, MS 1,460 59 17 1,149 61 1,109 Horseshoe Tunica Robinsonville, MS 1,008 63 20 920 100 510 Nashville Harrah's Metropolis Metropolis, IL 474 24 -- 640 20 210 Beau Rivage Biloxi, MS 3,633 90 50 1,455 78 1,739 Harrah's Gulf Coast Biloxi, MS 1,031 32 -- 640 30 540 Harrah's New Orleans New Orleans, LA 1,180 83 47 1,210 110 450 New York Empire City Yonkers, NY 549 137 -- 4,562 -- -- Harrah's Council Bluffs Council Bluffs, IA 790 23 6 500 20 250 Horseshoe Council Bluffs Council Bluffs, IA 632 55 -- 1,260 50 150 Mountaineer Casino New Cumberland, WV 890 72 70 1,032 27 357 Rocky Gap (1) Flintstone, MD 181 25 5 630 16 198 Borgata Atlantic City, NJ 5,673 218 106 2,493 163 2,767 Caesars Atlantic City Atlantic City, NJ 3,816 115 29 1,730 110 1,140 Harrah's Atlantic City Atlantic City, NJ 4,470 150 125 1,850 130 2,590 Harrah’s Philadelphia Chester, PA 2,000 100 12 1,700 80 -- Harrah's Lake Tahoe Stateline, NV 1,057 54 18 730 60 510 Harvey's Lake Tahoe Stateline, NV 1,670 51 19 610 40 740 Century Casino Cape Girardeau Cape Girardeau, MO 170 42 8 843 23 -- Century Casino Caruthersville Caruthersville, MO 90 12 12 425 6 36 Washington D.C. MGM National Harbor Prince George's County, MD 3,349 154 50 2,086 157 308 Total VICI Leased Property Portfolio 23 MSAs 50 Properties 15 States 123,683 4,083 6,729 60,743 3,191 60,312 Cascata Golf Course Boulder City, NV 37 -- -- -- -- -- Rio Secco Golf Course Henderson, NV 30 -- -- -- -- -- Grand Bear Golf Course Saucier, MS 5 -- -- -- -- -- Chariot Run Golf Course Laconia, IN 5 -- -- -- -- -- Golf Courses (2) New Orleans Omaha Philadelphia Reno/Sacramento St. Louis Memphis Pittsburgh (square footage shown in thousands)

21Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA MGM Master Lease Caesars Regional Master Lease and Joliet Lease(1) Caesars Las Vegas Master Lease(1) MGM Grand/Mandalay Bay Master Lease Tenant MGM Resorts International Caesars Entertainment Caesars Entertainment MGM Resorts International Annual Cash Rent as of July 2023 $744.6 million $703.7 million(2) $454.5 million $309.9 million Current Lease Year May 1, 2023 – Apr. 30, 2024 Lease Year 2 Nov. 1, 2022 – Oct. 31, 2023 Lease Year 6 Nov. 1, 2022 – Oct. 31, 2023 Lease Year 6 Mar. 1, 2023 – Feb. 29, 2024 Lease Year 4 Annual Escalator 2% in years 2-10 >2% / change in CPI thereafter (capped at 3%) >2% / change in CPI >2% / change in CPI(3) 2% in years 2-15 >2% / change in CPI thereafter (capped at 3%) Coverage Floor None None None None Rent Adjustment None Year 8: 70% Base / 30% Variable Year 11 & 16: 80% Base / 20% Variable Year 8, 11 & 16: 80% Base / 20% Variable None Variable Rent Adjustment Mechanic None 4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10 4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10 None Term 25-year initial term with three 10-year renewal options 18-year initial term with four 5-year renewal options 30-year initial term with two 10-year renewal options Guarantor MGM Resorts International Caesars Entertainment, Inc. Caesars Entertainment, Inc. MGM Resorts International Capex Minimum of 1% of Net Revenues Minimum of 1% of Net Revenue annually, with rolling three-year minimum (allocated among Caesars Palace and regional properties) Minimum of 1% of Net Revenue annually (Caesars Palace and Harrah’s Las Vegas), with rolling three-year minimum (allocated among Caesars Palace and regional properties) 3.5% of Net Revenues based on 5- year rolling test (subject to minimum 2.5% for each property); 1.5% monthly reserves SUMMARY OF CURRENT LEASE TERMS (1) The Caesars Regional Master Lease and Joliet Lease consists of 16 Caesars properties leased from VICI and the Caesars Las Vegas Master Lease consists of Caesars Palace Las Vegas and Harrah’s Las Vegas. (2) Cash rent amounts are presented prior to accounting for the portion of rent payable to the 20% JV partner at Harrah’s Joliet. After adjusting for the portion of rent payable to the 20% JV partner, current annual cash rent is $694.4 million. (3) Annual rent escalation does not apply to $35 million of rent attributable to the Octavius Tower at Caesars Palace Las Vegas.

22Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA SUMMARY OF CURRENT LEASE TERMS (CONTINUED) The Venetian Resort Las Vegas Lease Mirage Lease JACK Entertainment Master Lease Greektown Lease Tenant Affiliate of funds managed by affiliates of Apollo Global Management, Inc. Hard Rock Entertainment JACK Entertainment PENN Entertainment Annual Cash Rent as of July 2023 $257.5 million $90.0 million $70.0 million $52.9 million Current Lease Year Mar. 1, 2023 – Feb. 29, 2024 Lease Year 2 Dec. 19, 2022 – Dec. 31, 2023 Lease Year 1 Feb. 1, 2023 – Jan. 31, 2024 Lease Year 4 Jun. 1, 2023 – May 31, 2024 Lease Year 5 Annual Escalator >2% / change in CPI (capped at 3%) 2% in years 2-10 >2% / change in CPI thereafter (capped at 3%) 1.5% in years 4-6 >1.5% / change in CPI thereafter (capped at 2.5%) 2% for Building Base Rent ($42.8 million) Coverage Floor None None None Net Revenue to Rent Ratio to be mutually agreed upon prior to the commencement of lease year 6 Rent Adjustment None None None Percentage (Variable) Rent adjusts every 2 years beginning in year 5 Variable Rent Adjustment Mechanic None None None 4% of the average net revenues for trailing 2-year period less threshold amount Term 30-year initial term with two 10-year renewal options 25-year initial term with three 10-year renewal options 20-year initial term with three 5-year renewal options 15-year initial term with four 5-year renewal options Guarantor Affiliate of funds managed by affiliates of Apollo Global Management, Inc. Seminole Hard Rock Entertainment, Inc. and Seminole Hard Rock International, LLC Rock Ohio Ventures LLC and JACK Investments Co., LLC PENN Entertainment, Inc. Capex Minimum of 2% of Net Revenues annually (exclusive of gaming equipment) on a rolling three-year basis with ramp up Minimum of 1% of Net Revenues Minimum of 1% of Net Revenues beginning in lease year 4, based on a rolling three-year basis Minimum of 1% of Net Revenues based on a four-year average

23Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA SUMMARY OF CURRENT LEASE TERMS (CONTINUED) (1) Reflects VICI's acquisition of the leasehold interest in the land and buildings associated with Rocky Gap, which closed subsequent to quarter end on July 25, 2023. The Century Master Lease term was extended such that the lease has a full 15-year initial lease term from the date of closing. Inclusive of all tenant renewal options, the lease will expire on July 31, 2058. (2) The Century Master Lease will be further amended to include the Century Canadian Portfolio, resulting in ~$13.1 million of incremental annual rent, assuming an exchange rate of C$1:00:US$0.76 as of June 30, 2023. The Century Canadian Portfolio rent will escalate beginning in 2025 at the greater of 1.25% and the change in Canadian CPI capped at 2.5% upon closing the pending acquisition. (3) Starting in lease year 5, if the change in CPI is less than 0.5%, there will be no escalation in rent for such lease year. (4) With respect to lease year 0, for the period Caesars Southern Indiana was closed in 2020 due to COVID-19, the Caesars Southern Indiana Lease will provide for the use of 2019 net revenues, pro rated for the period of such closure. Hard Rock Cincinnati Lease Gold Strike Lease Southern Indiana Lease Century Master Lease(1)(2) Tenant Hard Rock Entertainment Cherokee Nation Entertainment Eastern Band of Cherokee Indians Century Casinos Annual Cash Rent as of July 2023 $44.7 million $40.0 million $33.0 million $43.0 million Current Lease Year Oct. 1, 2022 – Sept. 30, 2023 Lease Year 4 Feb. 15, 2023 – Apr. 30, 2024 Lease Year 1 Sept. 1, 2022 – Aug. 31, 2023 Lease Year 2 Jan. 1, 2023 – Dec. 31, 2023 Lease Year 4 Annual Escalator >2.0% / change in CPI(3) 2% in years 2-10 >2% / change in CPI thereafter (capped at 3%) 1.5% in years 2-5 >2% / change in CPI thereafter >1.25% / change in CPI Coverage Floor None None None None Rent Adjustment None None Year 8 & 11: 80% Base (subject to escalator) / 20% Variable None Variable Rent Adjustment Mechanic None None 4% of net revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2(4) Year 11: Avg. of years 8-10 less avg. of years 5-7 None Term 28-year initial term with three 10-year renewal options 25-year initial term with three 10-year renewal options 15-year initial term with four 5-year renewal options 24-year term with three 5-year renewal options Guarantor Seminole Hard Rock Entertainment, Inc. and Seminole Hard Rock International, LLC Cherokee Nation Businesses, LLC Eastern Band of Cherokee Indians Century Casinos, Inc. Capex Minimum 1% of Net Revenues Minimum of 1% of Net Revenues 1% of Net Revenues annually Minimum 1% of Net Revenues on a rolling three-year basis for each individual facility; 1% of Net Revenues per fiscal year for the facilities collectively

24Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA SUMMARY OF CURRENT LEASE TERMS (CONTINUED) Margaritaville Lease Foundation Gaming Master Lease PURE Canadian Master Lease Tenant PENN Entertainment Foundation Gaming PURE Canadian Gaming Annual Cash Rent as of July 2023 $26.5 million $24.3 million C$21.8 / US$16.4 million(1) Current Lease Year Feb. 1, 2023 – Jan. 31, 2024 Lease Year 5 Dec. 22, 2022 – Dec. 31, 2023 Lease Year 1 Jan. 6, 2023 – Jan. 31, 2024 Lease Year 1 Annual Escalator 2% for Building Base Rent ($17.2 million) 1.0% in years 2-3 >1.5% / change in CPI thereafter (capped at 3%) 1.25% in years 2-3 >1.5% / change in Canadian CPI thereafter (capped at 2.5%) Coverage Floor Net Revenue to Rent Ratio: 6.1x None None Rent Adjustment Percentage (Variable) Rent adjusts every 2 years beginning in year 3 None None Variable Rent Adjustment Mechanic 4% of the average net revenues for trailing 2-year period less threshold amount None None Term 15-year initial term with four 5-year renewal options 15-year initial term with four 5-year renewal options 25-year initial term with four 5-year renewal options Guarantor PENN Entertainment, Inc. Foundation Gaming and Entertainment, LLC Parent entity of PURE Canadian Gaming Corp. Capex Minimum 1% of Net Revenues based on a four-year average 1% of net revenue (excluding gaming equipment, IT etc.) annually on a rolling 3-year basis and a per- facility triennial capex requirement of 1% of three- year rolling net revenue 1% of net revenue (excluding gaming equipment, IT etc.) annually (1) Assumes an exchange rate of C$1:00:US$0.76 as of June 30, 2023.

25Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA INVESTMENT ACTIVITY Note: Assumes exchange rate of C$1.00:US$0.76 as of June 30, 2023 where applicable. (1) Subsequent to quarter end, on July 26, 2023, VICI committed up to $150 million of preferred equity into the controlling entity of Canyon Ranch (“Canyon Ranch”) and announced the intent to provide ~$150 million of mortgage financing secured by Canyon Ranch Tucson and Canyon Ranch Lenox. No assurances can be provided that the mortgage financing transaction will occur on the anticipated timeline or at all. (2) On May 17, 2023, VICI entered into definitive agreements to acquire the real estate assets of the Century Canadian Portfolio for approximately C$221.7 million in cash in a sale leaseback transaction. The Century Canadian Portfolio is subject to customary closing conditions and regulatory approvals; no assurances can be provided that the transaction will close on the anticipated timeline or at all. (3) Reflects VICI’s acquisition of the leasehold interest in the land and buildings associated with Rocky Gap, which closed subsequent to quarter end on July 25, 2023. (4) Annual rent payment under the MGM Master Lease was reduced by $40 million to account for MGM's divestitures of the operations of Gold Strike Casino Resort as of the closing date of such transaction. (5) The PURE Canadian master lease has an initial annual base rent of C$21.8 million (US$16.4 million). Property / Loan Announcement Date Closing Date Rent / Income Cap Rate / Yield Transaction Size Tenant / Borrower / Issuer Pending Transactions Canyon Ranch Mortgage Financing(1) 7/26/2023 Expected Q3 2023 - - ~$150.0 million Subsidiary of Canyon Ranch Century Canadian Portfolio(2) 5/17/2023 Expected H2 2023 $13.1 million 7.8% $167.4 million Century Casinos Recently Completed Transactions Canyon Ranch Preferred Equity Investment(1) 7/26/2023 7/26/2023 - - Up to $150.0 million Canyon Ranch Rocky Gap Casino Resort(3) 8/25/2022 7/25/2023 $15.5 million 7.6% $203.9 million Century Casinos Hard Rock Ottawa Senior Secured Notes - 3/28/2023 $9.4 million 11.0% $85.0 million H.R. Ottawa, L.P. Gold Strike Casino Resort 6/9/2022 2/15/2023 $40.0 million(4) - - Cherokee Nation Entertainment Remaining 49.9% Interest in the MGM Grand / Mandalay Bay JV 12/1/2022 1/9/2023 $151.6 million - $2.8 billion MGM Resorts International PURE Canadian Portfolio 1/9/2023 1/6/2023 $16.4 million(5) 8.0% $205.3 million PURE Canadian Gaming Great Wolf Northeast Senior Secured Loan 2/1/2023 12/30/2022 - - Up to $287.9 million Great Wolf Resorts Fontainebleau Las Vegas Mezzanine Loan 12/27/2022 12/23/2022 - SOFR+700bps Up to $350.0 million Fontainebleau Development, LLC & Koch Real Estate Investments Fitz Casino & Hotel and WaterView Casino & Hotel 12/22/2022 12/22/2022 $24.3 million 8.3% $293.4 million Foundation Gaming

26Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA CAPITAL MARKETS ACTIVITY (1) Subsequent to quarter end on July 20, 2023, VICI settled 6,000,000 shares under the January 2023 forward sale agreements at a forward share price of $31.71 per share, in exchange for total net proceeds of approximately $190.3 million. VICI has $667.7 million of estimated outstanding January 2023 forward sale agreement proceeds based on 21.1 million remaining unsettled shares and a forward sale price per share of $31.64 as of June 30, 2023. Forward Equity Offering Shares Sold Shares Settled Gross Offering Value Net Proceeds Received to Date Q2 2023 ATM Activity 327,306 - $10.6 million - January 2023 Offering(1) 30,302,500 9,200,000 $1.0 billion $291.8 million Q4 2022 ATM Activity 6,317,805 6,317,805 $212.4 million $208.4 million November 2022 Block Trade 18,975,000 18,975,000 $580.0 million $575.6 million Q3 2022 ATM Activity 3,918,807 3,918,807 $136.1 million $133.1 million Q2 2022 ATM Activity 11,380,980 11,380,980 $367.4 million $355.2 million Equity Capital Markets

27Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA GAMING EMBEDDED GROWTH PIPELINE The descriptions of the Put/Call Agreements and ROFR Agreements herein are presented as a summary of such agreements, which are or may be subject to additional terms and conditions as described in the applicable agreements. Put / Call Agreements Harrah’s Hoosier Park and Horseshoe Indianapolis: VICI has the right to call Harrah’s Hoosier Park and Horseshoe Indianapolis from Caesars at a 13.0x multiple (7.7% cap rate) of the initial annual rent of each facility in a sale leaseback transaction. Caesars has the right to put Harrah’s Hoosier Park and Horseshoe Indianapolis to VICI at a 12.5x multiple (8.0% cap rate) of the initial annual rent of each facility in a sale leaseback transaction. The put/call agreement can be exercised until December 31, 2024. Right of First Refusal (“ROFR”) Agreements Las Vegas Strip Assets(1): VICI has a ROFR to acquire the land and real estate assets of each of the first two of certain specified Las Vegas Strip assets should the properties be sold by Caesars, whether pursuant to an OpCo/PropCo or a WholeCo sale. The first property subject to the ROFR will be one of: Flamingo Las Vegas, Horseshoe Las Vegas, Paris Las Vegas and Planet Hollywood Resort & Casino. The second property subject to the ROFR will be selected from one of the aforementioned four properties plus The LINQ Hotel & Casino. (1) Caesars does not have a contractual obligation to sell the properties subject to the ROFR Agreements and will make an independent financial decision regarding whether to trigger the ROFR agreements and VICI will make an independent financial decision whether to purchase the properties. (2) Subject to any consent required from Caesars’ applicable joint venture partners. Caesars Forum Convention Center: VICI has the right to call the Caesars Forum Convention Center from Caesars at a 13.0x multiple (7.7% cap rate) of the initial annual rent in a sale leaseback transaction between September 18, 2025 and December 31, 2028. Caesars has the right to put the Caesars Forum Convention Center to VICI at a 13.0x multiple (7.7% cap rate) of the initial annual rent in a sale leaseback transaction between January 1, 2024 and December 31, 2024. Horseshoe Casino Baltimore(1)(2): VICI has a ROFR to enter into a sale leaseback transaction with respect to the land and real estate assets of Horseshoe Baltimore should the property be sold by Caesars. Caesars Virginia Development(1)(2): VICI has a ROFR to enter into a sale leaseback transaction with respect to the land and real estate assets associated with the development of a new casino resort in Danville, Virginia by Caesars and EBCI.

28Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA BigShots Golf: VICI has the opportunity to provide up to $80 million of mortgage financing for the construction of up to five new BigShots Golf™ facilities throughout the United States. As long as the BigShots loan remains outstanding, VICI will have the right of first offer on debt financing for the development of BigShots Golf facilities. NON-GAMING EMBEDDED GROWTH PIPELINE The descriptions of the Put/Call Agreements and Purchase Right Agreements herein are presented as a summary of such agreements, which are or may be subject to additional terms and conditions as described in the applicable agreements. BigShots Golf: VICI has the right to call the real estate assets associated with any BigShots Golf facility financed by VICI in a sale-leaseback transaction. Canyon Ranch Lenox & Canyon Ranch Tucson: Subsequent to quarter- end, on July 26, 2023, VICI entered into a call right agreement whereby VICI will have the right to call the real estate assets of each of Canyon Ranch Tucson in Tucson, Arizona and Canyon Ranch Lenox in Lenox, Massachusetts, at pre-negotiated terms in a sale-leaseback transaction following stabilization, subject to certain conditions. If the call right(s) are exercised, Canyon Ranch would continue to operate the applicable wellness resort(s) subject to a long-term triple-net master lease with VICI. Chelsea Piers New York: VICI entered into an agreement with Chelsea Piers for the life of the existing mortgage loan, subject to a minimum of 5 years, that could lead to a longer-term financing partnership in the future. Call Right Agreements Longer Term Financing Partnerships Canyon Ranch Austin: In connection with VICI’s $200 million delayed draw term loan to Canyon Ranch, VICI has the right to call the real estate assets of Canyon Ranch Austin at pre-negotiated terms in a sale-leaseback transaction for up to 24 months following stabilization, subject to certain conditions. If the call right is exercised, Canyon Ranch would continue to operate Canyon Ranch Austin subject to a long-term triple-net master lease with VICI. Cabot Citrus Farms: In connection with VICI’s $120 million delayed draw term loan to Cabot, VICI also entered into a purchase and sale agreement, pursuant to which VICI will convert a portion of the Cabot Citrus Farms loan into the ownership of certain Cabot Citrus Farms real estate assets and simultaneously enter into a triple-net lease with Cabot that has an initial term of 25 years, with five 5-year tenant renewal options. Canyon Ranch: VICI entered into a right of first offer agreement on future financing opportunities with Canyon Ranch for funding of certain facilities until the earlier of five years from the commencement of the Canyon Ranch Austin lease or the date VICI is no longer landlord. Subsequent to quarter-end, on July 26, 2023, VICI further solidified its partnership with Canyon Ranch and entered into a right of first financing agreement pursuant to which VICI will have the first right, but not the obligation, to serve as the real estate capital financing partner for Canyon Ranch with respect to the acquisition, build-out and/or redevelopment of future greenfield and build-to-suit wellness resorts.

29Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA ANALYST COVERAGE Firm Analyst Phone Email BNP Paribas Nate Crossett (646) 725-3716 Nate.crossett@us.bnpparibas.com BofA Securities Shaun Kelley (646) 855-1005 Shaun.kelley@bofa.com Capital One Securities Dan Guglielmo (202) 213-6408 Daniel.guglielmo@capitalone.com CBRE John DeCree (702) 691-3213 John.decree@cbre.com Citi Smedes Rose (212) 816-6243 Smedes.rose@citi.com Deutsche Bank Carlo Santarelli (212) 250‐5815 Carlo.santarelli@db.com Evercore ISI Steve Sakwa (212) 446-9462 Steve.sakwa@evercoreisi.com Green Street Advisors Chris Darling (949) 640-8780 Cdarling@greenstreet.com Jefferies David Katz (212) 323-3355 Dkatz@jefferies.com JMP Securities Mitch Germain (212) 906-3537 Mgermain@jmpsecurities.com J.P. Morgan Anthony Paolone (212) 622-6682 Anthony.paolone@jpmorgan.com Keybanc Todd Thomas (917) 368-2286 Tthomas@key.com Macquarie Capital Chad Beynon (212) 231-2634 Chad.beynon@macquarie.com Mizuho Securities Haendel St. Juste (212) 205-7860 Haendel.st.juste@mizuhogroup.com Morgan Stanley Ronald Kamdem (212) 296-8319 Ronald.kamdem@morganstanley.com Raymond James RJ Milligan (727) 567-2585 Rjmilligan@raymondjames.com Robert W. Baird Wesley Golladay (216) 737-7510 Wgolladay@rwbaird.com Scotiabank Greg McGinniss (212) 225-6906 Greg.mcginniss@scotiabank.com Stifel Nicolaus Simon Yarmak (443) 224‐1345 Yarmaks@stifel.com Truist Securities Barry Jonas (212) 590-0998 Barry.jonas@truist.com Wolfe Research Andrew Rosivach (646) 582-9250 Arosivach@wolferesearch.com Firm Analyst Phone Email BofA Securities James Kayler (646) 855-9223 James.f.kayler@bofa.com Deutsche Bank Luis Chinchilla (212) 250-9980 Luis.chinchilla@db.com J.P. Morgan Mark Streeter (212) 834-5086 Mark.streeter@jpmorgan.com Covering Fixed Income Analysts Covering Equity Analysts

30Q2 2023 SUPPLEMENTAL FINANCIAL & OPERATING DATA DEFINITIONS OF NON-GAAP FINANCIAL MEASURES FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by the National Association of Real Estate Investment Trusts (NAREIT), we define FFO as net income (or loss) attributable to common stockholders (computed in accordance with GAAP) excluding (i) gains (or losses) from sales of certain real estate assets, (ii) depreciation and amortization related to real estate, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) our proportionate share of such adjustments from our investment in unconsolidated affiliate. AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate our performance. We calculate our AFFO by adding or subtracting from FFO non-cash leasing and financing adjustments, non-cash change in allowance for credit losses, non-cash stock-based compensation expense, transaction costs incurred in connection with the acquisition of real estate investments, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges related to non-depreciable real estate, gains (or losses) on debt extinguishment and interest rate swap settlements, other gains (losses), other non-recurring non-cash transactions, our proportionate share of non-cash adjustments from our investment in unconsolidated affiliate (including the amortization of any basis differences) with respect to certain of the foregoing and non-cash adjustments attributable to non- controlling interest with respect to certain of the foregoing. We calculate Adjusted EBITDA by adding or subtracting from AFFO contractual interest expense (including the impact of the forward-starting interest rate swaps and treasury locks) and interest income (collectively, interest expense, net), income tax expense and our proportionate share of such adjustments from our investment in unconsolidated affiliate. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP.